UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2024

SAFE AND GREEN DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 904-496-0027

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On August 12, 2024, Safe and Green Development Corporation (the “Company”) entered into a Securities Purchase Agreement, dated August 12, 2024 (the “Purchase Agreement”) with the purchasers named therein (“Arena Investors”), pursuant to which the Company agreed to issue, in a private placement offering (the “Offering”) upon the satisfaction of certain conditions specified in the Purchase Agreement, up to five secured convertible debentures to Arena Investors in the aggregate principal amount of $10,277,777 (the “Debentures”) together with warrants to purchase a number of shares of the Company’s common stock equal to 20% of the total principal amount of the Debentures sold divided by 92.5% of the lowest daily VWAP (as defined in the Purchase Agreement) for the Company’s common stock during the ten consecutive trading day period preceding the respective closing dates (the “Warrants”).

The closing of the first tranche was consummated on August 12, 2024 (the “First Closing Date”) and the Company issued to Arena Investors 10% original issue discount secured convertible debentures in principal amount of $1,388,888.75 (the “First Closing Debentures”) and a warrant (the “First Closing Warrants”) to purchase up to 277,777 shares of the Company’s common stock. The First Closing Debentures were sold to Arena Investors for a purchase price of $1,250,000, representing an original issue discount of ten percent (10%). In connection with the closing, the Company reimbursed Arena Investors $55,000 for its legal fees and expenses and placed $250,000 in escrow, to be released to the Company upon the First Registration Statement Effectiveness Date (as defined in the Purchase Agreement).

The First Closing Debentures mature eighteen months from its date of issuance and bears interest at a rate of 0% per annum. The First Closing Debentures are convertible, at the option of the holder, at any time, into such number of shares of common stock of the Company equal to the principal amount of the First Closing Debentures plus all accrued and unpaid interest at a conversion price equal to the lesser of (i) $0.279, and (ii) 92.5% of lowest daily volume weighted average price (VWAP) of the Company’s common stock during the ten trading day period ending on such conversion date (the “Conversion Price”), subject to adjustment for any stock splits, stock dividends, recapitalizations and similar events, as well as anti-dilution price protection provisions, and subject to a floor price of $0.04854.

The First Closing Debentures are redeemable by the Company at a redemption price equal to 115% of the sum of the principal amount to be redeemed plus accrued interest, if any. While the First Closing Debentures are outstanding, if the Company or any of its subsidiaries receives cash proceeds from the issuance of equity or indebtedness (other than the issuance of additional secured convertible debentures as contemplated by the Purchase Agreement), in one or more financing transactions, whether publicly offered or privately arranged (including, without limitation, pursuant to the Arena ELOC (as defined below), the Company shall, within two (2) business days of Company’s receipt of such proceeds, inform the holder of such receipt, following which the holder shall have the right in its sole discretion to require the Company to immediately apply up to 20% of all proceeds received by the Company to repay the outstanding amounts owed under the First Closing Debentures.

The First Closing Debentures contains customary events of default. If an event of default occurs, until it is cured, the holder may increase the interest rate applicable to the First Closing Debentures to two percent (2%) per annum and accelerate the full indebtedness under the First Closing Debentures, in an amount equal to 150% of the outstanding principal amount and accrued and unpaid interest. Subject to limited exceptions set forth in the First Closing Debentures, the First Closing Debentures prohibit the Company and, as applicable, its subsidiaries from incurring any new indebtedness that is not subordinated to the Company’s and, as applicable, any subsidiary’s obligations in respect of the First Closing Debentures until the First Closing Debentures are paid in full.

The First Closing Warrants expire five years from its date of issuance. The First Closing Warrants are exercisable, at the option of the holder, at any time, for up to 1,299,242 of shares of the Company’s common stock at an exercise price equal to $0.279 (the “Exercise Price”), subject to adjustment for any stock splits, stock dividends, recapitalizations, and similar events, as well as anti-dilution price protection provisions that are subject to a floor price as set forth in the First Closing Warrants. The First Closing Warrants provide for cashless exercise under certain circumstances.

The Company entered into a Registration Rights Agreement, dated August 12, 2024 (the “RRA”), with Arena Investors where it agreed to file with the Securities and Exchange Commission (the “SEC”) an initial registration statement within 30 days to register the maximum number of Registrable Securities (as defined in the RRA) issuable under the First Closing Debentures and the First Closing Warrants as shall be permitted to be included thereon in accordance with applicable SEC rules and to use its reasonable best efforts to have the registration statement declared effective by the SEC no later than the “First Registration Statement Effectiveness Date”, which is defined as the 30th calendar day following the First Closing Date (or, in the event of a “full review” by the SEC, no later than the 120th calendar day following the First Closing Date); provided, however, that if the registration statement will not be reviewed or is no longer subject to further review and comments, the First Registration Statement Effectiveness Date will be the fifth trading day following the date on which the Company is so notified if such date precedes the date otherwise required above.

Under the Purchase Agreement, a closing of the second tranche may occur subject to the mutual written agreement of Arena Investors and the Company and satisfaction of the closing conditions set forth in the Purchase Agreement on the later (y) the fifth trading day following the First Registration Statement Effectiveness Date (or if such day is not a trading day, on the next succeeding trading day) and (z) such date as the outstanding principal balance of the First Closing Debenture issued is less than $100,000.00, unless the parties mutually agree in writing to consummate the second closing on a different date, upon which the Company would issue and sell to Arena Investors on the same terms and conditions a second 10% original issue discount secured convertible debentures in principal amount of $2,222,222 (the “Second Closing Debentures”) and a warrant (the “Second Closing Warrants”) to purchase a number of shares of the Company’s common stock equal to 20% of the total principal amount of the Second Closing Debentures divided by 92.5% of the lowest daily VWAP (as defined in the Purchase Agreement) for the common stock during the ten consecutive trading day period ended on the last trading day immediately preceding the closing of the second tranche, provided the second Closing is also contingent on the satisfaction of the following additional condition, unless waived mutually by the parties: the median daily turnover of the Company’s common stock on its principal trading market for the thirty consecutive trading day period ended as of the last trading day immediately preceding the date of the proposed second Closing must be greater than $200,000.

The Second Closing Debentures would be sold to Arena Investors for a purchase price of $2,000,000, representing an original issue discount of ten percent (10%). In connection with the closing of the second tranche, the Company will enter into a registration rights agreement pursuant to which the Company will agree to register the maximum number of shares of the Company’s common stock issuable under the Second Closing Debentures and the Second Closing Warrants as shall be permitted with terms substantially similar as the terms provided in the RRA. The Company also has agreed to reimburse Arena Investors for its legal fees and expenses related to such second closing.

Under the Purchase Agreement, a closing of the third tranche may occur subject to the mutual written agreement of Arena Investors and the Company and satisfaction of the closing conditions set forth in the Purchase Agreement on the later (y) the fifth trading day following the Second Registration Statement Effectiveness Date (as defined in the Purchase Agreement) (or if such day is not a trading day, on the next succeeding trading day) and (z) such date as the aggregate outstanding principal balance of the First Closing Debentures and Second Closing Debentures issued is less than $100,000.00, unless the parties mutually agree in writing to consummate the third closing on a different date, upon which the Company would issue and sell to Arena Investors on the same terms and conditions a third 10% original issue discount secured convertible debenture in principal amount of $2,222,222 (the “Third Closing Debentures”) and a warrant (the “Third Closing Warrants”) to purchase a number of shares of the Company’s common stock equal to 20% of the total principal amount of the Third Closing Debentures divided by 92.5% of the lowest daily VWAP (as defined in the Purchase Agreement) for the common stock during the ten consecutive trading day period ended on the last trading day immediately preceding the closing of the third tranche, provided the third Closing is also contingent on the satisfaction of the following additional condition, unless waived mutually by the parties: the median daily turnover of the Company’s common stock on its principal trading market for the thirty consecutive trading day period ended as of the last trading day immediately preceding the date of the proposed third Closing must be greater than $200,000.

The Third Closing Debentures would be sold to Arena Investors for a purchase price of $2,000,000, representing an original issue discount of ten percent (10%). In connection with the closing of the third tranche, the Company will enter into a registration rights agreement pursuant to which the Company will agree to register the maximum number of shares of the Company’s common stock issuable under the Third Closing Debentures and the Third Closing Warrants as shall be permitted with terms substantially similar as the terms provided in the RRA. The Company also has agreed to reimburse Arena Investors for its legal fees and expenses related to such third closing.

Under the Purchase Agreement, a closing of the fourth tranche may occur subject to the mutual written agreement of Arena Investors and the Company and satisfaction of the closing conditions set forth in the Purchase Agreement on the later (y) the fifth trading day following the Third Registration Statement Effectiveness Date (as defined in the Purchase Agreement) (or if such day is not a trading day, on the next succeeding trading day) and (z) such date as the aggregate outstanding principal balance of the First Closing Debentures, Second Closing Debentures and Third Closing Debentures issued is less than $100,000.00, unless the parties mutually agree in writing to consummate the fourth closing on a different date, upon which the Company would issue and sell to Arena Investors on the same terms and conditions a fourth 10% original issue discount secured convertible debenture in principal amount of $2,222,222 (the “Fourth Closing Debentures”) and a warrant (the “Fourth Closing Warrants”) to purchase a number of shares of the Company’s common stock equal to 20% of the total principal amount of the Fourth Closing Debentures divided by 92.5% of the lowest daily VWAP (as defined in the Purchase Agreement) for the common stock during the ten consecutive trading day period ended on the last trading day immediately preceding the closing of the fourth tranche, provided the fourth Closing is also contingent on the satisfaction of the following additional condition, unless waived mutually by the parties: the median daily turnover of the Company’s common stock on its principal trading market for the thirty consecutive trading day period ended as of the last trading day immediately preceding the date of the proposed fourth Closing must be greater than $200,000.

The Fourth Closing Debentures would be sold to Arena Investors for a purchase price of $2,000,000, representing an original issue discount of ten percent (10%). In connection with the closing of the fourth tranche, the Company will enter into a registration rights agreement pursuant to which the Company will agree to register the maximum number of shares of the Company’s common stock issuable under the Fourth Closing Debentures and the Fourth Closing Warrants as shall be permitted with terms substantially similar as the terms provided in the RRA. The Company also has agreed to reimburse Arena Investors for its legal fees and expenses related to such fourth closing.

Under the Purchase Agreement, a closing of the fifth tranche may occur subject to the mutual written agreement of Arena Investors and the Company and satisfaction of the closing conditions set forth in the Purchase Agreement on the later (y) the fifth trading day following the Fourth Registration Statement Effectiveness Date(as defined in the Purchase Agreement) (or if such day is not a trading day, on the next succeeding trading day) and (z) such date as the outstanding principal balance of the First Closing Debentures, Second Closing Debentures, Third Closing Debentures and Fourth Closing Debentures issued is less than $100,000.00, unless the parties mutually agree in writing to consummate the fifth closing on a different date, upon which the Company would issue and sell to Arena Investors on the same terms and conditions a fifth 10% original issue discount secured convertible debenture in principal amount of $2,222,222 (the “Fifth Closing Debentures”) and a warrant (the “Fifth Closing Warrants”) to purchase a number of shares of the Company’s common stock equal to 20% of the total principal amount of the Fifth Closing Debentures divided by 92.5% of the lowest daily VWAP (as defined in the Purchase Agreement) for the common stock during the ten consecutive trading day period ended on the last trading day immediately preceding the closing of the fifth tranche, provided the fifth Closing is also contingent on the satisfaction of the following additional condition, unless waived mutually by the parties: the median daily turnover of the Company’s common stock on its principal trading market for the thirty consecutive trading day period ended as of the last trading day immediately preceding the date of the proposed fifth Closing must be greater than $200,000.

The Fifth Closing Debentures would be sold to Arena Investors for a purchase price of $2,000,000, representing an original issue discount of ten percent (10%). In connection with the closing of the fifth tranche, the Company will enter into a registration rights agreement pursuant to which the Company will agree to register the maximum number of shares of the Company’s common stock issuable under the Fifth Closing Debentures and the Fifth Closing Warrants as shall be permitted with terms substantially similar as the terms provided in the RRA. The Company also has agreed to reimburse Arena Investors for its legal fees and expenses related to such fifth closing.

Without giving effect to the Exchange Cap discussed below, assuming the Company issued all of the Debentures and converted accrued interest in full on each of the Debentures into its common stock at the floor price (assuming each of such Debentures accrued interest for a period one year), approximately 3,559,961 shares of the Company’s common stock would be issuable upon conversion.

The Purchase Agreement prohibits the Company from entering into a Variable Rate Transaction (other than the Arena ELOC described below) until such time as no Debentures remain outstanding. In addition, the Purchase Agreement provides that from the (i) the First Registration Statement Effectiveness Date until the earlier of (x) such date thereafter as no Debentures remain outstanding and (y) 120 days after the First Registration Statement Effectiveness Date, (ii) the Second Registration Statement Effectiveness Date until the earlier of (x) such date thereafter as no Debentures remain outstanding and (y) 120 days after the Second Registration Statement Effectiveness Date, (iii) the Third Registration Statement Effectiveness Date until the earlier of (x) such date thereafter as no Debentures remain outstanding and (y) 120 days after the Third Registration Statement Effectiveness Date, (iv) the Fourth Registration Statement Effectiveness Date until the earlier of (x) such date thereafter as no Debentures remain outstanding and (y) 120 days after the Fourth Registration Statement Effectiveness Date, and (v) the Fifth Registration Statement Effectiveness Date until the earlier of (x) such date thereafter as no Debentures remain outstanding and (y) 120 days after the Fifth Registration Statement Effectiveness Date, neither the Company nor any subsidiary may issue any Common Stock or Common Stock equivalents, except for certain exempted issuances (i.e., stock options, employee grants, shares issuable pursuant to outstanding securities, acquisitions and strategic transactions) and the Arena ELOC.

The Company entered into a Security Agreement, dated August 12, 2024 (the “Security Agreement”), with Arena Investors where it agreed to grant Arena Investors a security interest in all of its assets to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Debentures. In addition, each of the Company’s subsidiaries entered into a Guaranty Agreement, dated August 12, 2024 (the “Subsidiary Guaranty”), with Arena Investors pursuant to which they agreed to guarantee the prompt payment, performance and discharge in full of all of the Company’s obligations under the Debentures.

Maxim Group LLC (“Maxim”) acted as placement agent in the Offering. In connection with the closing of the first tranche of the Offering, the Company paid a placement fee of $60,000 and an expense reimbursement of $15,000 to Maxim. Assuming the second tranche is closed, a placement fee in an amount equal to $120,000 will be payable by the Company to Maxim upon closing of the second tranche of the Offering. Assuming the third tranche is closed, a placement fee in an amount equal to $120,000 will be payable by the Company to Maxim upon closing of the third tranche of the Offering. Assuming the fourth tranche is closed, a placement fee in an amount equal to $120,000 will be payable by the Company to Maxim upon closing of the fourth tranche of the Offering. Assuming the fifth tranche is closed, a placement fee in an amount equal to $120,000 will be payable by the Company to Maxim upon closing of the fifth tranche of the Offering.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, Arena Investors represented to the Company, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)), and the Company sold the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

On August 12, 2024 , the Company also entered into an Purchase Agreement (the “Arena ELOC”) with Arena Business Solutions Global SPC II, LTD (“Arena Global”), pursuant to which the Company shall have the right, but not the obligation, to direct Arena Global to purchase up to $50,000,000.00 (the “Maximum Commitment Amount”) in shares of the Company’s common stock in multiple tranches upon satisfaction of certain terms and conditions contained in the Arena ELOC, which includes, but is not limited to, filing a registration statement with the SEC and registering the resale of any shares sold to Arena Global. Further, under the Arena ELOC and subject to the Maximum Commitment Amount, the Company has the right, but not the obligation, to submit an Advance Notice (as defined in the Arena ELOC) from time to time to Arena Global calculated as follows: (a) if the Advance Notice is received by 8:30 a.m. Eastern Time. the lower of: (i) an amount equal to seventy percent (70%) of the average of the Daily Value Traded (as defined in the Arena ELOC) of the Company’s common stock on the ten trading days immediately preceding an Advance Notice, or (ii) $20 million, (b) if the Advance Notice is received after 8:30 a.m. Eastern Time but prior to 10:30 a.m. Eastern Time, the lower of (i) an amount equal to forty percent (40%) of the average of the Daily Value Traded of the Company’s common stock on the ten trading days immediately preceding an Advance Notice, or (ii) $15 million, and (c) if the Advance Notice is received after 10:30 a.m. Eastern Time but prior to 12:30 p.m. Eastern Time, the lower of (i) an amount equal to twenty percent (20%) of the average of the Daily Value Traded of the Company’s common stock on the ten trading days immediately preceding an Advance Notice, or (ii) $10 million.

During the Commitment Period (as defined below), the purchase price to be paid by Arena Investors for the common stock under the EP Agreement will be 96% of the Market Price, defined as the daily volume weighted average price (VWAP) of the Company’s common stock, on the trading day commencing on the date of the Advance Notice.

In connection with the Arena ELOC, the Company agreed, among other things, to issue to Arena Global, in two separate tranches, as a commitment fee, that number of shares of its restricted common stock (“Commitment Fee Shares”) equal to (i) with respect to the first tranche (“First Tranche”), 500,000 divided by the simple average of the daily VWAP of the common stock during the five trading days immediately preceding the effectiveness of the initial registration statement (the “Initial Registration Statement”) on which the Commitment Fee Shares are registered (the “First Tranche Price”), promptly the effectiveness of the Registration Statement (the “Initial Issuance”) and (ii) with respect to the second tranche (“Second Tranche”), 250,000 divided by the simple average of the daily VWAP of the Common Shares during the five trading days immediately preceding the three month anniversary (the “Anniversary”) of the effectiveness of the registration statement on which the Commitment Fee Shares are registered (the “Second Tranche Price”), promptly after the Anniversary.

The Commitment Fee Shares shall be subject to a true-up after each issuance pursuant to which the Company shall issue to Arena Global common stock having an aggregate dollar value equal to (i) with respect to the First Tranche, 500,000 based on the lower of (A) the First Tranche Price and (B) the lower of (a) the simple average of the three lowest daily intraday trade prices over the twenty trading days after (and not including) the date of effectiveness of the Initial Registration Statement and (b) the closing price on the twentieth trading day after the effectiveness of the Registration Statement, and (ii) with respect to the Second Tranche, 250,000 based on the lower of (A) the Second Tranche Price and (B) the lower of (a) the simple average of the three lowest daily intraday trade prices over the twenty trading days after (and not including) the Anniversary and (b) the closing price on the twentieth trading day after the Anniversary.

In connection with the Arena ELOC, the Company agreed to file a registration statement registering the common stock issued or issuable to Arena Global under the Arena ELOC for resale with the SEC within 30 calendar days of the Arena ELOC.

The obligation of Arena Global to purchase the Company’s common stock under the Arena ELOC begins on the date of the Arena ELOC, and ends on the earlier of (i) the date on which Arena Global shall have purchased common stock pursuant to the Arena ELOC equal to the Commitment Amount, (ii) thirty six (36) months after the date of the Arena ELOC or (iii) written notice of termination by the Company (the “Commitment Period”). The Arena ELOC contains customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, Arena Global represented to the Company, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and the Company will sell the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The number of shares of the Company’s common stock that may be issued upon conversion of the Debentures and exercise of the Warrants, and inclusive of the Commitment Shares and any shares issuable under and in respect of the Arena ELOC, is subject to an exchange cap (the “Exchange Cap”) of 19.99% of the outstanding number of shares of the Corporation’s common stock on the closing date, 3,559,961.73 shares, unless shareholder approval to exceed the Exchange Cap is approved.

The foregoing descriptions of the Purchase Agreement, the Debentures, the Warrants, the Registration Rights Agreement, the Security Agreement, the Subsidiary Guaranty and Arena ELOC are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 10.1, 4.1, 4.2, 10.2, 10.3, 10.4 and 10.5, respectively, and each of which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The shares of the Company’s common stock issued, and the shares to be issued, under the Purchase Agreement, the Second Debenture and the Second Warrant were, and will be, sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The shares of common stock have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1	Form of Debenture, dated August 12, 2024
4.2	Form of Warrant, dated August 12, 2024
10.1*	Securities Purchase Agreement, dated August 12, 2024
10.2	Registration Rights Agreement, dated August 12, 2024
10.3	Security Agreement, dated August 12, 2024
10.4	Guaranty, dated August 12, 2024
10.5	Purchase Agreement, dated August 12, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	Exhibits and Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit and schedule to the SEC upon request

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe and Green Development Corporation
Dated: August 14, 2024
	By:	/s/ Nicolai Brune
	Name:	Nicolai Brune
	Title:	Chief Financial Officer